[UBS Global Asset Management LOGO]



     UBS S&P 500 INDEX FUND


     PROSPECTUS


     SEPTEMBER 10, 2003




      This prospectus offers Class A, Class B, Class C, Class C-2 and Class Y shares of UBS S&P 500 Index Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class C-2 shares are available only to existing shareholders of Class C-2 shares. Class Y shares are available only to certain types of investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


              ---------------------------------------------------

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

              ---------------------------------------------------








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UBS S&P 500 INDEX FUND
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CONTENTS

THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 2
    Performance.............................................  Page 4
    Expenses and Fee Tables.................................  Page 6
    More About Risks and Investment Strategies..............  Page 8

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 9
     -- Flexible Pricing
     -- Buying Shares
     -- Selling Shares
     -- Exchanging Shares
     -- Additional Information About Your Account
     -- Transfer Agent
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 19
    Dividends and Taxes.....................................  Page 20
    Financial Highlights....................................  Page 22
    Where to learn more about UBS mutual funds..............  Back Cover

           ---------------------------------------------------------
           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM
           ---------------------------------------------------------

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UBS Global Asset Management                                                    1






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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

To replicate the total return of the S&P 500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index. The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund may invest, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in common stocks issued by companies represented in the S&P 500 Index. The fund has adopted this policy as 'non-fundamental' policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent all of the largest companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its total market value relative to the total market value of all securities in the Index.

The fund's investment advisor, UBS Global Asset Management (US) Inc. ('UBS Global AM'), uses a 'passive' investment approach in attempting to replicate the investment performance of the S&P 500 Index. UBS Global AM does not attempt to 'beat' the market by actively buying and selling stocks, some of which may not be included in the S&P 500 Index. UBS Global AM may (but is not required to) use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

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The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500'r' is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by UBS Global AM.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

 Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 Index Tracking Risk -- While the fund attempts to replicate the investment results of the Index, the fund's investment results generally will not be identical to those of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

 Derivatives Risk -- The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

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UBS Global Asset Management                                                    3






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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus gives some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.

The table that follows the chart shows the average annual returns for Class A, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class Y shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class Y shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

There is no performance information shown for Class B and Class C-2 shares as those classes are newly created, have not commenced investment operations, and therefore do not have a full calendar year of performance information.

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TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF
OPERATIONS)





                                              Calendar Year
                           1998       1999        2000        2001     2002
Total Return             27.93%      20.37%     -9.06%     -12.13%    -22.38%



Total return January 1 to June 30, 2003 -- 11.46%

Best quarter during years shown: 4th quarter 1998 -- 20.87%

Worst quarter during years shown: 3rd quarter 2002 -- (17.35)%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                   LIFE OF
CLASS (INCEPTION DATE)                                         1 YEAR   5 YEARS     CLASS
----------------------                                         ------   -------     -----
Class A (10/2/98)
    Return Before Taxes.....................................  (24.53)%    N/A      (2.63)%
Class C (10/7/98)
    Return Before Taxes.....................................  (24.70)%    N/A      (2.98)%
Class Y (12/31/97)
    Return Before Taxes.....................................  (22.38)%  (1.03)%    (1.03)%
    Return After Taxes on Distribution......................  (22.71)%  (1.88)%    (1.88)%
    Return After Taxes on Distribution and Sale of Fund
      Shares................................................  (13.73)%  (0.92)%    (0.92)%
S&P 500 Index (reflects no deduction for fees, expenses, or
  taxes)....................................................  (22.10)%   (0.59)%         *

---------------------

* Average annual total returns for the S&P 500 Index for the life of each class were as follows:

  Class A -- (2.04)%; Class C -- (2.04)%; Class Y -- (0.59)%.

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UBS Global Asset Management                                                    5




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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                   CLASS A   CLASS B   CLASS C   CLASS C-2   CLASS Y
                                                   -------   -------   -------   ---------   -------
Maximum Sales Charge (Load) (as a % of offering
  price or NAV, whichever is lower)..............    2.5%        3%        2%      1.65%       None
  Maximum Front-end Sales Charge (Load) Imposed
    on Purchases (as a % of NAV).................    2.5%      None        1%         1%       None
  Maximum Deferred Sales Charge (Load) (as a % of
    offering price or NAV, whichever is lower)...    None        3%        1%      0.65%       None
Exchange Fee.....................................    None      None      None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                   CLASS A   CLASS B   CLASS C   CLASS C-2   CLASS Y
                                                   -------   -------   -------   ---------   -------
Management Fees..................................   0.20%     0.20%     0.20%      0.20%      0.20%
Distribution and/or Service (12b-1) Fees.........    0.25      0.65      1.00       0.65       None
Other Expenses...................................    0.39    0.43**      0.43     0.43**       0.38
                                                    -----     -----     -----      -----      -----
Total Annual Fund Operating Expenses.............   0.84%     1.28%     1.63%      1.28%      0.58%
                                                    -----     -----     -----      -----      -----
                                                    -----     -----     -----      -----      -----
Expense Reimbursements*..........................    0.14      0.18      0.18       0.18       0.13
                                                    -----     -----     -----      -----      -----
Net Expenses*....................................   0.70%     1.10%     1.45%      1.10%      0.45%
                                                    -----     -----     -----      -----      -----
                                                    -----     -----     -----      -----      -----

---------------------

 * The fund and UBS Global AM have entered into a written expense reimbursement agreement. UBS Global AM is contractually obligated to reimburse the fund so that the total operating expenses of each class through September 30, 2004 would not exceed 0.70% for Class A, 1.10% for Class B, 1.45% for Class C, 1.10% for Class C-2 and 0.45% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those 'Net Expenses' rates.

** 'Other Expenses' are based on estimated amounts for the current fiscal year.

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
Class A................................................    $320     $498      $691      $1,249
Class B (assuming sale of all shares at end of
  period)..............................................     412      588       785       1,297
Class B (assuming no sale of shares)...................     112      388       685       1,297
Class C (assuming sale of all shares at end of
  period)..............................................     346      592       961       1,999
Class C (assuming no sale of shares)...................     246      592       961       1,999
Class C-2 (assuming sale of all shares at end of
  period)..............................................     276      484       778       1,614
Class C-2 (assuming no sale of shares).................     211      484       778       1,614
Class Y................................................      46      173       311         713

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UBS Global Asset Management                                                    7






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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Index Tracking Risk. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

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8                                                    UBS Global Asset Management








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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The fund offers five classes of shares -- Class A, Class B, Class C, Class C-2 and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B, Class C and Class C-2 shares that allows it to pay service and (for Class B, Class C and Class C-2 shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A, Class B, Class C and Class C-2 shares. See 'Sales Charge Waivers for Class A, Class B, Class C and Class C-2 Shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B, Class C and Class C-2 shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                       REALLOWANCE TO SELECTED
                                                SALES CHARGE AS A PERCENTAGE OF:              DEALERS AS
            AMOUNT OF INVESTMENT                   NAV         NET AMOUNT INVESTED        PERCENTAGE OF NAV
            --------------------                   ---         -------------------        -----------------
Less than $100,000..........................       2.50%              2.56%                      2.25%
$100,000 to $249,999........................       2.00               2.04                       1.75
$250,000 to $499,999........................       1.50               1.52                       1.25
$500,000 to $999,999........................       1.00               1.01                       0.75
$1,000,000 to $49,999,999(1)................       None               None                       0.50
$50 million and over(1).....................       None               None                       0.25

---------------------

(1) A deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date.
    Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

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UBS Global Asset Management                                                    9





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CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the specified period below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                                  PERCENTAGE (BASED ON AMOUNT
                                                              OF INVESTMENT) BY WHICH THE SHARES'
                                                                 NET ASSET VALUE IS MULTIPLIED:
                                                       --------------------------------------------------
                                                         LESS        $100,000      $250,000      $500,000
                                                         THAN           TO            TO            TO
IF YOU SELL SHARES WITHIN:                             $100,000      $249,999      $499,999      $999,999
--------------------------                             --------      --------      --------      --------
1st year since purchase..............................      3%            2%            2%            1%
2nd year since purchase..............................      3%            2%            1%            1%
3rd year since purchase..............................      2%            1%            1%          None
4th year since purchase..............................      2%            1%          None          None
5th year since purchase..............................      1%          None          None          None
6th year since purchase..............................      1%          None          None          None
7th year since purchase..............................    None          None          None          None

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 First, Class B shares representing reinvested dividends, and

 Second, Class B shares that you have owned the longest.

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CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

     SALES CHARGE AS A
      PERCENTAGE OF:           REALLOWANCE TO
---------------------------   SELECTED DEALERS
                 NET AMOUNT   AS PERCENTAGE OF
     NAV          INVESTED          NAV
     ---          --------          ---
    1.00%          1.01%           1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

CLASS C-2 SHARES

CLASS C-2 SHARES ARE CURRENTLY AVAILABLE FOR PURCHASE ONLY BY EXISTING SHAREHOLDERS OF CLASS C-2 SHARES. NEW INVESTORS AND FORMER HOLDERS OF CLASS C-2 SHARES MAY NOT PURCHASE CLASS C-2 SHARES.

Class C-2 shares have a front-end sales charge that is included in the offering price of the Class C-2 shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

SALES CHARGE AS A PERCENTAGE OF     REALLOWANCE TO
-------------------------------   SELECTED DEALERS AS
                    NET AMOUNT       PERCENTAGE OF
      NAV            INVESTED             NAV
      ---            --------             ---
      1.00%            1.01%             1.00%

Class C-2 shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C-2 shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C-2 shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C-2 shares by multiplying the applicable percentage by the lesser of the net asset value of the Class C-2 shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

     Originally paid a front-end sales charge on the shares; and

     Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate

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UBS Global Asset Management                                                   11





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    families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.

11. A Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

     within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

     you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C and Class C-2 Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

 within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held

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12                                                   UBS Global Asset Management





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--------------------------------------------------------------------------------

 those shares until the deferred sales charge was waived; and

 you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B, Class C and Class C-2 Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

 Redemptions of Class A shares by former holders of Class N shares;

 Exchanges between Family Funds ('Family Funds' include other UBS funds, UBS PACE'sm' Select funds and other funds for which UBS Global AM serves as principal underwriter), if purchasing the same class of shares;

 Redemptions following the death or disability of the shareholder or beneficial owner;

 Tax-free returns of excess contributions from employee benefit plans;

 Distributions from employee benefit plans, including those due to plan termination or plan transfer;

 Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  are limited annually to no more than 12% of the original account value;

  are made in equal monthly amounts, not to exceed 1% per month;

  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

 Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class C-2 shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C and/or
Class C-2 shares as well as those Class A, Class B, Class C and/or Class C-2 shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class C-2 shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class C-2 shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

---------
(1) Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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UBS Global Asset Management                                                   13




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UBS S&P 500 INDEX FUND
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LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class C-2 shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from Financial Advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following investors are eligible to purchase Class Y shares:

 Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

 Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

 Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

 Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

 Banks, registered investment advisors and other financial institutions purchasing fund shares for

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14                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

 their clients as part of a discretionary asset allocation model portfolio;

 Shareholders who owned Class Y shares of a fund through the UBS PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

 College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

 Shareholders who invest a minimum initial amount of $10 million in the fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

 Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code; and

 Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

You can buy fund shares through your financial advisor at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

 Buying shares through the transfer agent as described below; or

 Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account.................  $1,000
To add to an account...............  $  100

The fund may waive or reduce these amounts for:

 Employees of UBS Global AM or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

into the fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class C-2, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may exchange Class C-2 shares for Class C shares of most other Family Funds. You may not exchange shares of another fund for Class C-2 shares. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

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16                                                   UBS Global Asset Management





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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 Your account number;

 The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

 The dollar amount or number of shares you want to sell and/or exchange; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

  PFPC Inc.
  Attn.: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

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18                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISOR

UBS Global AM is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation located at 51 West 52nd Street, New York, New York 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2003, UBS Global AM had approximately
$70.5 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ('UBS') and a member of the UBS Global Asset Management Division, which had approximately $415.2 billion in assets under management worldwide as of June 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGERS

UBS Global AM uses a team approach in its management of the fund's portfolio.

ADVISORY FEES

The contractual rate for the fund's advisory fees to UBS Global AM is 0.20% of the fund's average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

The fund normally declares and pays dividends annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent).

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.

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20                                                   UBS Global Asset Management




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UBS Global Asset Management                                                   21

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

No financial information is presented for Class B and Class C-2 shares of the fund as they are newly created and have not commenced operations prior to the date of this prospectus.

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

                                                                                    CLASS A
                                                           ---------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                                                                        OCTOBER 2,
                                                                                                         1998'D'
                                                                 FOR THE YEARS ENDED MAY 31,             THROUGH
                                                           ----------------------------------------      MAY 31,
                                                            2003       2002       2001       2000          1999
                                                            ----       ----       ----       ----     --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $ 12.37    $ 14.90    $ 17.74    $ 16.72      $ 12.83
                                                           -------    -------    -------    -------      -------
Net investment income (loss)...........................       0.12 *     0.10 *     0.10 *     0.12 *       0.08 *
Net realized and unrealized gains (losses) from
 investment and futures transactions...................      (1.20)*    (2.22)*    (2.02)*     1.49 *       4.03 *
                                                           -------    -------    -------    -------      -------
Net increase (decrease) from investment operations.....      (1.08)     (2.12)     (1.92)      1.61         4.11
                                                           -------    -------    -------    -------      -------
Dividends from net investment income...................      (0.10)     (0.08)     (0.08)     (0.10)       (0.12)
Distributions from net realized gains from investment
 transactions..........................................      --         (0.33)     (0.84)     (0.49)       (0.10)
                                                           -------    -------    -------    -------      -------
Total dividends and distributions to shareholders......      (0.10)     (0.41)     (0.92)     (0.59)       (0.22)
                                                           -------    -------    -------    -------      -------
NET ASSET VALUE, END OF PERIOD.........................    $ 11.19    $ 12.37    $ 14.90    $ 17.74      $ 16.72
                                                           -------    -------    -------    -------      -------
                                                           -------    -------    -------    -------      -------
TOTAL INVESTMENT RETURN1...............................      (8.70)%   (14.37)%   (11.12)%     9.67 %      32.23 %
                                                           -------    -------    -------    -------      -------
                                                           -------    -------    -------    -------      -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)......................    $79,638    $59,485    $34,036    $33,409      $18,920
Expenses to average net assets, net of waivers
 and reimbursements from advisor.......................       0.67 %     0.60 %     0.60 %     0.60 %       0.60 %**
Expenses to average net assets, before waivers
 and reimbursements from advisor.......................       0.84 %     0.82 %     0.75 %     0.94 %       1.52 %**
Net investment income (loss) to average net assets, net
 of
 waivers and reimbursements from advisor...............       1.14 %     0.78 %     0.56 %     0.69 %       0.87 %**
Net investment income (loss) to average net assets,
 before
 waivers and reimbursements from advisor...............       0.97 %     0.56 %     0.41 %     0.35 %      (0.06)%**
Portfolio turnover.....................................         10 %       12 %       32 %        5 %         62 %

---------------------

 *  Calculated using the average monthly shares outstanding for the period.
**  Annualized.
 #  Actual amount is less than $0.005 per share.
'D' Commencement of issuance of shares.
 1 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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22                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                           CLASS C                                                           CLASS Y
----------------------------------------------------------------  ----------------------------------------------------------
                                                  FOR THE PERIOD
                                                    OCTOBER 7,
                                                     1998'D'
         FOR THE YEARS ENDED MAY 31,                 THROUGH                         FOR THE YEARS ENDED MAY 31,
----------------------------------------------       MAY 31,        ----------------------------------------------------------
 2003         2002         2001         2000           1999          2003         2002         2001        2000        1999
 ----         ----         ----         ----           ----          ----         ----         ----        ----        ----
$ 12.21      $ 14.74      $ 17.61      $ 16.64       $ 12.80        $ 12.41      $ 14.94      $ 17.76     $ 16.74     $14.12
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
   0.04 *       0.00*#      (0.03)*      (0.01)*        0.02 *         0.14 *       0.14 *       0.13 *      0.17 *     0.16*

  (1.19)*      (2.20)*      (2.00)*       1.49 *        4.02 *        (1.19)*      (2.24)*      (2.01)*      1.47 *     2.68 *
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
  (1.15)       (2.20)       (2.03)        1.48          4.04          (1.05)       (2.10)       (1.88)       1.64       2.84
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
  (0.00)#      --           --           (0.02)        (0.10)         (0.12)       (0.10)       (0.10)      (0.13)     (0.12)
   --          (0.33)       (0.84)       (0.49)        (0.10)         --           (0.33)       (0.84)      (0.49)     (0.10)
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
  (0.00)#      (0.33)       (0.84)       (0.51)        (0.20)         (0.12)       (0.43)       (0.94)      (0.62)     (0.22)
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
$ 11.06      $ 12.21      $ 14.74      $ 17.61       $ 16.64        $ 11.24      $ 12.41      $ 14.94     $ 17.76     $16.74
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
  (9.39)%     (15.04)%     (11.81)%       8.89 %       31.77 %        (8.42)%     (14.23)%     (10.86)%      9.86 %     0.30 %
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------
-------      -------      -------      -------       -------        -------      -------      -------     -------     ------

$31,277      $39,381      $42,544      $42,478       $23,813        $12,324      $ 5,517      $ 8,162     $20,112     $6,480

   1.42 %       1.35 %       1.35 %       1.35 %        1.35 %**       0.42 %       0.35 %       0.35 %      0.35 %     0.35 %

   1.63 %       1.60 %       1.54 %       1.70 %        2.24 %**       0.58 %       0.64 %       0.56 %      0.69 %     1.29 %

   0.39 %       0.02 %      (0.17)%      (0.06)%        0.17 %**       1.39 %       1.01 %       0.78 %      0.92 %     1.12%

   0.18 %      (0.23)%      (0.36)%      (0.41)%       (0.73)%**       1.23 %       0.72 %       0.57 %      0.58 %     0.18 %
     10 %         12 %         32 %          5 %          62 %           10 %         12 %         32 %         5 %       62 %

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UBS Global Asset Management                                                   23





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


TICKER SYMBOL:                Class:   A:     PSPIX
                                       C:     PWSPX
                                       Y:     PSPYX


If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's
 Public Reference Section, Washington, D.C. 20549-0102; or

Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

UBS Index Trust
 -- UBS S&P 500 Index Fund
Investment Company Act File No. 811-08229

'c'2003 UBS Global Asset Management (US) Inc.
All rights reserved.


[UBS Global Asset Management LOGO]


UBS S&P 500 INDEX FUND

PROSPECTUS







September 10, 2003




                           STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as...............................    'c'
The registered trademark symbol shall be expressed as....................    'r'
The service mark symbol shall be expressed as............................   'sm'
The dagger symbol shall be expressed as..................................    'D'